Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman Small Cap Value Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder-Dreman Small Cap Value Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder-Dreman Small Cap Value
                                                Fund, a series of Scudder
                                                Value Series, Inc.



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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman Small Cap Value Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder-Dreman Small Cap Value Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                /s/Charles A. Rizzo
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Scudder-Dreman Small Cap Value
                                                Fund, a series of Scudder
                                                Value Series, Inc.